Essential **Retail**. Smart **Locations**.®

IVT LISTED NYSE

NEWS RELEASE

CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Reports 2021 Third Quarter Results

DOWNERS GROVE, Ill – November 1, 2021 – InvenTrust Properties Corp. ("InvenTrust" or the "Company") (NYSE: IVT) today reported financial and operating results for the period ended September 30, 2021 and provided guidance for 2021. For the three months ended September 30, 2021, the Company reported Net Income of $4.0 million, or $0.06 per basic share, compared to $1.7 million, or $0.02 per basic share, for the three months ended September 30, 2020.

Third Quarter 2021 Highlights:

- *Funds from Operations ("FFO"), as defined by NAREIT*, of $0.37 per share
- Core FFO for the quarter of $0.38 per share
- Pro Rata Same *Property Net Operating Income ("NOI") increased* 8.2% for the three month period and 5.0% on year-to-date basis
- Leased Occupancy as of September 30, 2021 of 93.5%
- Executed 79 leases totaling approximately 700,000 square feet of pro rata GLA at a blended comparable lease spread of 4.8%
- Net Debt-to-Adjusted EBITDA of 3.6x at September 30, 2021
- InvenTrust amended its $400.0 million unsecured term loan agreement and its $350.0 million revolving credit facility
- *Acquired one property from the Company's unconsolidated joint venture and one outparcel*

"This is an exciting time for InvenTrust," commented Daniel (DJ) Busch, President and CEO of InvenTrust. "We are pleased to have executed a successful listing on the NYSE. As we establish ourselves in the publicly-traded market, our Sun Belt concentration is a differentiator amongst the shopping center sector and we believe our platform is in a great position to execute on our growth strategy."

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2 FINANCIAL RESULTS  Net Income for the three months ended September 30, 2021 was $4.0 million, or $0.06 per common share, compared to $1.7 million, or $0.02 per common share, basic and diluted, for the same period in 2020. Net Income for the nine months ended September 30, 2021 was $5.4 million, or $0.08 per common share, compared to a Net Loss of $11.4 million, or $0.16 per common share, for the same period in 2020.  FFO for the three months ended September 30, 2021 was $26.3 million, or $0.37 per common share, as compared to $25.5 million, or $0.35 per share for the same period in 2020. FFO for the nine months ending September 30, 2021 was $74.1 million, or $1.03 per common share, as compared to $69.5 million, or $0.96 per share, for the same period in 2020.  Core FFO of $27.3 million, or $0.38 per share, for the three months ended September 30, 2021 compared to $22.6 million, or $0.31 per share, for the same period in 2020. Core FFO for the nine months ended September 30, 2021 of $73.3 million, or $1.02 per share, compared to $69.9 million, or $0.97 per share, for the same period in 2020.  Pro Rata Same Property NOI for the three months ended September 30, 2021 was $38.6 million, an 8.2% increase, compared to the same period in 2020. For the nine months ended September 30, 2021, Pro Rata Same Property NOI of $108.5 million, or a 5.0% increase, compared to the same period in 2020. DIVIDEND  On October 7, 2021, the Company paid a dividend of $0.1955 per share, an increase of 3% from the same period last year.  On August 5, 2021, the Company announced that the fourth quarter 2021 dividend, to be paid in January 2022, will increase by 5% to $0.2052 per share. PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY  As of September 30, 2021, the Company’s Leased Occupancy was 93.5%.  Total Junior and Big Box anchor Leased Occupancy, which includes spaces greater than or equal to 10,000 square feet, was 96.7% and Small Shop Leased Occupancy was 87.6%, both up 60 basis points on a sequential basis compared to the previous quarter.  Leased to Economic Occupancy spread of 130 basis points.  Blended re-leasing spreads for comparable new and renewal leases signed in the third quarter were 4.8%.  Annual Base Rent PSF (“ABR”) as of September 30, 2021 for the Pro Rata Combined Portfolio was $18.44, an increase of 1.2% compared to the same period in 2020. Anchor Tenant ABR PSF was $12.29 and Small Shop ABR PSF was $31.06 for the third quarter.

3  On July 12, 2021, InvenTrust purchased Prestonwood Town Center from the Company’s unconsolidated joint venture for a gross purchase price of $52.8 million.  During the three months ended September 30, 2021, the Company disposed of one single-tenant property for $13.7 million and recognized a gain of $0.6 million. In addition, the Company’s unconsolidated joint venture disposed of one property to a third party for $28.8 million and recognized a gain of $0.4 million, of which the Company’s share was $0.2 million. CAPITAL STRUCTURE  InvenTrust had $512.8 million of total liquidity, as of September 30, 2021, comprised of $162.8 million of Pro Rata Cash and $350.0 million of availability under its Revolving Credit Facility.  The Company has no debt maturing in 2021 and $22.5 million of debt maturing in 2022.  On September 22, 2021, the Company entered into an amendment to its Unsecured Term Loan Agreement, which amended and restated the Company's prior Unsecured Term Loan agreement, and provides for, among other things, an extension of the maturity of its $400.0 million unsecured term loan, and a reallocation of indebtedness under the two outstanding tranches of term loans thereunder.  On September 22, 2021, the Company entered into an amendment to the Revolving Credit Agreement, which provides for an extension of the maturity of the Company's existing $350,000 unsecured revolving line of credit. The Amended Revolving Credit Agreement has a 4-year term with two six-month extension options.  The Company's weighted average interest rate on its consolidated debt as of September 30, 2021 was 2.70% and the weighted average remaining term was 4.6 years. SUBSEQUENT ACTIVITY: New York Stock Exchange Listing  On October 12, 2021, the Company’s common stock began trading on the New York Stock Exchange ("NYSE") under the ticker symbol "IVT". Subsequent to September 30, 2021, the Company incurred approximately $16.6 million of advisory fees for legal, banking, and other advisory services, related to the direct listing. "Dutch Auction" Tender Offer  On October 12, 2021, in conjunction with the NYSE listing, the Company commenced a modified "Dutch Auction" tender offer (the "Tender Offer") to purchase for cash up to $100.0 million in value of shares of the Company’s common stock at a price not greater than $28.00 nor less than $25.00 per share, net to the seller in cash, less any applicable withholding of taxes and without interest. The Tender Offer is expected to expire at 12:00 midnight, New York City Time, on November 8, 2021. Tender Offer results will be made available via press release.

InvenTrust Properties
Essential **Retail**. Smart **Locations**.®
IVT LISTED NYSE
NEWS RELEASE

Austin Acquisition Under Contract

- On October 22, 2021, a wholly owned subsidiary of InvenTrust entered into a purchase and sale agreement to purchase two assets in Austin, Texas - Escarpment Village and Arbor Trails Shopping Center. The purchase of the properties, if successful, is expected to be completed in early 2022. The purchase of the assets is subject to customary due diligence and closing conditions, and no assurances can be given that the acquisitions will be completed in accordance with the anticipated timing or at all.

2021 OUTLOOK AND GUIDANCE

• Net Loss per diluted share	$(0.20) to $(0.16)
• FFO per share	$1.09 to $1.13
• Core FFO per share[1]	$1.38 to $1.42
• SPNOI Growth	3.25% to 4.75%

1 – Estimated 2021 Core FFO per share, excludes, among other things, advisory fees associated with our NYSE direct listing. These advisory fees represent banker, legal and other advisor fees incurred in connection with our direct listing on October 12, 2021.

Note: Acquisitions are not included in the 2021 Outlook and Guidance beyond what has been completed as of the date of this release. 2021 Outlook and Guidance does include two potential and pending dispositions that may be completed by the **end of 2021. The Company's 2021 Outlook a**nd Guidance is based on a number of assumptions that are subject to change and may be outside the control of the Company. If actual **results vary from these assumptions, the Company's expectations** may change. There can be no assurances that InvenTrust will achieve these results.

CONFERENCE CALL INFORMATION

Date:	November 2, 2021
Time:	11:00 a.m. ET
Dial-in:	1-866-652-5200
Webcast:	https://services.choruscall.com/links/ivt211102.html

Replay

Webcast Archive: https://www.inventrustproperties.com/investor-relations/

A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above

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5 NON-GAAP FINANCIAL MEASURES and RECONCILIATIONS This Earnings Release and Supplemental Financial Information includes certain non-GAAP financial measures and other terms that management believes are helpful in understanding our business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of our non-GAAP measures to the most directly comparable GAAP financials measures are included below. SAME PROPERTY NOI Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in (losses) earnings and (impairment), net, from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives). FUNDS FROM OPERATIONS (FFO) and CORE FFO Our non-GAAP measure of Funds from Operations ("FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's FFO on the same basis. Core Funds From Operations is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within FFO and other unique revenue and expense items which are not pertinent to measuring a particular company’s on-going operating performance. ADJUSTED EBITDA Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which are not pertinent to measuring our on-going operating performance. Adjustments for our joint ventures are calculated to reflect our proportionate share of the joint venture's Adjusted EBITDA on the same basis.

6 NET DEBT-TO-ADJUSTED EBITDA Net Debt-to-Adjusted EBITDA is Pro Rata net debt divided by Adjusted EBITDA on a trailing twelve month basis. PRO RATA Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly owned properties, defined as "Pro Rata," with the exception of property count.

7 FINANCIAL STATEMENTS Condensed Consolidated Balance Sheets (Unaudited, dollars in thousands, except share amounts)

8 Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) (Unaudited, dollars in thousands, except share amounts)

9 Pro Rata Same Property Net Operating Income The following table compares Pro Rata Same Property NOI (in thousands): Reconciliation of Net Income (Loss) to Pro Rata Same Property NOI Below is a reconciliation of Net income (Loss) to Pro Rata Same Property NOI (in thousands):

10 FFO and Core FFO The following table presents the Company’s calculation of FFO and Core FFO Attributable to Common Shares and Dilutive Securities and provides additional information related to its operations (in thousands, except per share amounts): EBITDA, Pro Rata The following table presents the Company’s calculation of EBITDA and Adjusted EBITDA (in thousands):

11 Financial Leverage Ratios The following table presents the calculation of net debt to Adjusted EBITDA and net debt as of September 30, 2021 and December 31, 2020 (dollars in thousands):

12 About InvenTrust Properties Corp. InvenTrust Properties Corp. (“we,” the “Company,” “our,” “us,” "IVT" or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. IVT is also committed to leadership in environmental, social and governance (ESG) practices and has been a Global Real Estate Sustainability Benchmark (“GRESB”) member since 2018. As of September 30, 2021, the Company is an owner and manager of 63 retail properties, representing 10.6 million square feet of retail space. For more information, please visit www.inventrustproperties.com. Forward-Looking Statements Disclaimer Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “outlook,” “guidance,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward- looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

13 Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust Twitter account (twitter.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/ inventrustproperties)) as a means of disclosing information about the Company's business to our colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on www.inventrustproperties.com/investor-relations and on the Company’s social media channels. Important Information and Where to Find It The foregoing information and other information in this Press Release regarding the Tender Offer is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any securities of the Company. The full details of the Tender Offer, including complete instructions on how to tender shares, are included in the offer to purchase, the letter of transmittal, and other related materials, which we have distributed to stockholders and have filed with the SEC. Stockholders are urged to carefully read the offer to purchase, the letter of transmittal, and other related materials, as they contain important information, including the terms and conditions of the Tender Offer. Stockholders may obtain free copies of the offer to purchase, the letter of transmittal, and other related materials that the Company has filed with the SEC on the SEC's website at www.sec.gov or by calling Georgeson LLC, the information agent for the Tender Offer at (888) 877-5360 (toll free).